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                     SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

  Date of Report (date of earliest event reported):  April 7, 1997




                                RENTECH, INC.
            (Exact name of registrant as specified in charter)




  Colorado                      0-19260                 84-0957421
  (State or other               Commission              I.R.S. Employer
  jurisdiction of               File No.                Identification No.
  incorporation or
  organization)

  1331 17th Street, Suite 720, Denver, Colorado               80202
  (Address of principal executive offices)                    (Zip Code)

  Registrant's telephone number, including area code:  (303) 298-8008


  Item 7.  Financial Statements and Exhibits.

       The following exhibits are filed as a part of this report.

  EX-3.(i).3    Articles of Amendment to Articles of Incorporation
                - Preferences, Limitations and Relative Rights of
                Convertible Preferred Stock, Series 1998-A.

  EX-3.(i).4    Articles of Amendment to Articles of Incorporation
                - Preferences, Limitations and Relative Rights of
                Convertible Preferred Stock, Series 1998-B.

  EX-4.2 Form of Warrant to Purchase Common Stock for 200,000 Shares of Common Stock.

  EX-4.3        Form of Registration Rights Agreement dated October 1997.

  EX-4.4        Form of Registration Rights Agreement dated February 1998.

  EX-4.5 Form of Warrant to Purchase Series 1998-B Preferred Shares dated February 9, 1998.





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                                  SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RENTECH, INC.



  Date:  March 2, 1998       By:   (signature)
                                   ---------------------------------------
                                   James P. Samuels, Vice President
                                     - Finance, Chief Financial Officer